Exhibit 10.2

Dated 26 July 2007

AMENDMENT AGREEMENT in respect of a Facilities Agreement dated 21 October 2005 for US$1,200,000,000 €400,000,000 £200,000,000 Multicurrency Revolving Facilities

THIS AMENDMENT AGREEMENT is dated 26 July 2007 and made BETWEEN:

(1)	CARNIVAL PLC (a company organised and existing under the laws of England with registered number 04039524) (“Carnival plc”);

(2)	CARNIVAL CORPORATION (a corporation organised and existing under the laws of The Republic of Panama) (the “Company”);

(3)
THE SUBSIDIARIES OF THE COMPANY and of CARNIVAL PLC listed in Part 1 of Schedule 1 of the Principal Agreement (as defined below) (together with the Company, and Carnival plc and Societa di Crociere Mercurio S.r.l., the “Borrowers”);

(4)	CARNIVAL CORPORATION and CARNIVAL PLC as guarantors of their respective Subsidiaries (each a “Guarantor”);

(5)	BANC OF AMERICA SECURITIES LIMITED, BARCLAYS CAPITAL, BNP PARIBAS, J.P. MORGAN PLC, INTESA SANPAOLO S.p.A. and THE ROYAL BANK OF SCOTLAND PLC, as mandated lead arrangers (the “Arrangers”);

(6)	THE ROYAL BANK OF SCOTLAND PLC as facilities agent (the “Facilities Agent”);

(7)	The financial institutions listed in Parts 2 and 4 of Schedule 1 of the Principal Agreement (each a “Lender” and collectively the “Lenders”); and

(8)	The financial institutions listed in Part 5 of Schedule 1 of the Principal Agreement (the “Fronting Banks”).

WHEREAS:

(A)
Carnival plc, the Company, the Facilities Agent, the Arrangers, the Lenders, the Fronting Banks and the Original Borrowers have entered into the “Principal Agreement” on 21 October 2005 (as defined below).

(B)	The Termination Date of the Principal Agreement has been extended to 21 October 2011 pursuant to clause 4.2.1(a) of the Principal Agreement.

(C)	Societa di Crociere Mercurio S.r.l. acceded to the Principal Agreement as an Additional Borrower by way of an Accession Letter dated 22 March 2007.

(D)	The Parties wish to amend the Principal Agreement to the extent set out in this Amendment Agreement to provide for, inter alia, the accession of Additional Borrowers incorporated in Spain.
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NOW IT IS AGREED as follows:

1	Interpretation and definitions

1.1	Definitions in Principal Agreement

(a)
Unless the context otherwise requires or unless otherwise defined in this Agreement, words and expressions defined in the Principal Agreement shall have the same meanings when used in this Amendment Agreement.

(b)	The principles of construction set out in the Principal Agreement shall have effect as if set out in this Amendment Agreement.

1.2	Interpretation of Principal Agreement

References in the Principal Agreement to “this Agreement” shall, with effect from the Effective Date and unless the context otherwise requires, be references to the Principal Agreement as amended by this Amendment Agreement.

1.3	Third party rights

No term of this Amendment Agreement is enforceable under the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Amendment Agreement.

1.4	Definitions

“Effective Date” means the date on which the Facilities Agent confirms to the Lenders and the Company that it has received each of the documents and consents listed in Schedule 1 (Conditions Precedent) in a form and substance satisfactory to the Facilities Agent; and

“Principal Agreement” means the facilities agreement for USD$1,200,000,000, €400,000,000 and £200,000,000 multicurrency revolving facilities dated 21 October 2005 made between Carnival plc, Carnival Corporation, the companies listed in Part 1 of Schedule 1 of such agreement as borrowers, The Royal Bank of Scotland plc as facilities agent, Banc of America Securities Limited, Barclays Capital, BNP Paribas, J.P. Morgan plc, SANPAOLO IMI S.p.A. and The Royal Bank of Scotland plc as mandated lead arrangers and the financial institutions listed in Parts 2 and 4 of Schedule 1 of such agreement as lenders and the financial institutions listed in Part 5 of Schedule 1 of such agreement as fronting banks, and acceded to by Societa di Crociere Mercurio S.r.l. as an Additional Borrower by way of an Accession Letter dated 22 March 2007.

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1.5	Designation

In accordance with the Principal Agreement, each of the Company and the Facilities Agent designate this Amendment Agreement as a Finance Document.

2	Amendments to the Principal Agreement

The Parties agree that, with effect from the Effective Date, the Principal Agreement shall be amended as set out in Schedule 2 (Amendments to the Principal Agreement).

3	Guarantors’ Confirmation

Each Guarantor agrees and confirms for the benefit of the Finance Parties that its guarantee given under clause 22 (Guarantee and indemnity) of the Principal Agreement, shall remain legal, valid, binding and enforceable and continue in full force and effect notwithstanding the amendment to the Principal Agreement contained herein and the designation of any new document as a Finance Document or any additions, amendments, substitution or supplements of or to the Finance Documents and the imposition of any amended, new or more onerous obligations under the Finance Documents in relation to any Obligor and clause 22 (Guarantee and indemnity) of the Principal Agreement extend to any new obligations assumed by any Borrower and each Guarantor’s respective Deed of Guarantee extends to any new obligations assumed by the relevant Obligor specified therein under any amended or new Finance Document.

4	Representations

The Repeating Representations are deemed to be made by each Obligor (by reference to the facts and circumstances then existing) on:

(a)	the date of this Amendment Agreement; and

(b)	the Effective Date.

5	Incorporation of Terms

The provisions of Clause 37 (Partial invalidity), Clause 35 (Notices), Clause 38 (Remedies and Waivers) and Clause 42 (Enforcement) of the Principal Agreement shall be incorporated into this Amendment Agreement as if set out in full in this Amendment Agreement and as if references in those clauses to “this Agreement” or “the Finance Documents” are references this Amendment Agreement.

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6	Miscellaneous

6.1	Continuation of Principal Agreement

Save as amended by this Amendment Agreement, the terms and conditions of the Principal Agreement remain unaltered and shall continue in full force and effect. The Principal Agreement and this Amendment Agreement shall be read and construed as one instrument.

6.2	Counterparts

This Amendment Agreement may be executed in any number of counterparts and by the different parties on separate counterparts, each of which when so executed and delivered shall be an original but all counterparts shall together constitute one and the same instrument.

6.3	Further assurance

Each Obligor shall, at the request of the Facilities Agent and at its own expense, do all such acts and things reasonably necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Amendment Agreement.

7	Governing Law

This Amendment Agreement shall be construed in accordance with and governed by English law.

This Amendment Agreement has been entered into on the date stated at the beginning of this Amendment Agreement.
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Schedule 1 Conditions Precedent

1	Obligors

(a)
A copy of the constitutional documents of each Obligor or a certificate of an authorised signatory of each relevant Obligor certifying that the constitutional documents previously delivered to the Facilities Agent for the purposes of the Principal Agreement have not been amended and remain in full force and effect.

(b)
A copy of a resolution of the board of directors of each Obligor (and/or executive committees thereof and if required by its existing by-laws, a copy of the resolution of the meeting of the Shareholders of each of Costa Crociere S.p.A. and Societa di Crociere Mercurio S.r.l.):

(i)	approving the terms of, and the transactions contemplated by, this Amendment Agreement and resolving that it execute this Amendment Agreement;

(ii)	authorising a specified person or persons to execute this Amendment Agreement on its behalf,

or a certificate of an authorised signatory of each relevant Obligor certifying that the resolutions of the board of directors of the relevant Obligor (and/or executive Committees thereof) which were passed in relation to the Principal Agreement and any amendments thereto have not been amended or revoked and remain in full force and effect, and are sufficient for approving the terms of, and the transactions contemplated by, and authorising the execution of this Amendment Agreement.

(c)	A specimen of the signature of each person who executes the Amendment Agreement and who is authorised by the resolution referred to in paragraph (b) above.

(d)
A certificate of an authorised signatory of the relevant Obligor certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Amendment Agreement.

(e)	A legal opinion of Clifford Chance LLP, English law legal advisers to the Arrangers and the Facilities Agent, addressed to the Finance Parties.

(f)
A certificate of registration (certificato di iscrizione) of each of Costa Crociere S.p.A. and Societa di Crociere Mercurio S.r.l. with the relevant Companies Register dated not earlier than 5 Business Days prior to the date of this Amendment Agreement, confirming that no

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insolvency procedures have been started in relation to, respectively, Costa Crociere S.p.A. and Societa di Crociere Mercurio S.r.l.

(g)	A confirmation, executed as a deed, by Carnival plc of its Deed of Guarantee.

(h)	A confirmation, executed as a deed, by the Company of its Deed of Guarantee.

(i)	A legal opinion of Tapia, Linares y Alfaro, Panama law legal advisers, addressed to the Finance Parties.

(j)	A legal opinion of Clifford Chance LLP, New York State law legal advisers addressed to the Finance Parties.

(k)	A legal opinion of Perkins Coie LLP, Washington State law legal advisers, addressed to the Finance Parties.

(l)	A legal opinion of Clifford Chance Studio Legale Associato, Italian law legal advisers, addressed to the Finance Parties.
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Schedule 2 Amendments to the Principal Agreement

All references in this Schedule to a “Clause”, “Paragraph” or “Schedule” are references to that clause, paragraph or schedule, as the case may be, in the Principal Agreement as in effect immediately prior to the Effective Date.

1	On the front page of the Principal Agreement the words “SANPAOLO IMI S.p.A.” shall be deleted and replaced by the words “Intesa SANPAOLO S.p.A.”.

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In Recital 5 of the Principal Agreement the words “SANPAOLO IMI S.p.A.” shall be deleted and replaced by the words “Intesa SANPAOLO S.p.A.1” and the following footnote shall be inserted at the foot of the page:

“This is the surviving entity following the merger of SANPAOLO IMI S.p.A. and Banco Intesa S.p.A.”

3	All references in the Principal Agreement, except those in Schedule 12, to “Princess Cruise & Tours, Inc.” shall be deleted and replaced by references to “Princess Cruises and Tours, Inc.”

4	In Clause 1.1 the following definitions shall be added in alphabetical order:

“Available Swingline Tranche D Commitment” of a Swingline Lender under Tranche D means (but without limiting clause 8.6 (Relationship with the Facilities)) that Lender’s Swingline Tranche D Commitment minus:

(a)	the Base Currency Amount of its participation in any outstanding Swingline Loans under Tranche D; and

(b)
in relation to any proposed Swingline Utilisation under Tranche D, the Base Currency Amount of its participation in any Swingline Loans that are due to be made under Tranche D on or before the proposed Utilisation Date, other than that Lender’s participation in any Swingline Loans under Tranche D that are due to be repaid or prepaid on or before the proposed Utilisation Date.

“Available Swingline Tranche D Facility” means the aggregate for the time being of each Swingline Lender’s Available Swingline Tranche D Commitment.

“Available Tranche D Commitment ” of a Lender means that Lender’s Tranche D Commitment minus:
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(a)	the Base Currency Amount of its participation in any outstanding Utilisations under Tranche D; and

(b)
in relation to any proposed Utilisation under Tranche D, the Base Currency Amount of its participation in any Utilisations under Tranche D that are due to be made on or before the proposed Utilisation Date, other than that Lender’s participation in any Utilisations under Tranche D that are due to be repaid or prepaid on or before the proposed Utilisation Date.

“Available Tranche D Facility” means the aggregate for the time being of each Lender’s Available Tranche D Commitment.

“First Amendment Agreement” means an agreement dated 26 March 2007 between the Parties to this Agreement at that time, by which this Agreement was amended.

“ITA 2007” means the Income Tax Act 2007.

“Obligors’ Agent” means the Company, appointed to act on behalf of each Obligor (other than the Company, Costa Crociere S.p.A., Societa di Crociere Mercurio S.r.l. and any other Obligor incorporated in Italy) in relation to the Finance Documents pursuant to clause 2.3 (Obligors’ Agent).

“Overall Tranche D Commitment” of a Lender means:

(a)	its Tranche D Commitment; or

(b)	in the case of a Swingline Lender which does not have a Tranche D Commitment, the Tranche D Commitment of a Lender which is its Affiliate.

“Spanish Borrower” means each Borrower resident for tax purposes in Spain.

“Spanish Insolvency Law” means Law 22/2003 of 9 July 2003.

“Swingline Tranche D Commitment” means:

(a)
in relation to a Swingline Lender under Tranche D on the Effective Date (as defined in the First Amendment Agreement), the amount in the Base Currency for Tranche D set opposite its name under the heading Swingline Tranche D Commitment in Part 4 of Schedule 1 (The Original Parties) and the amount of any other Swingline Tranche D Commitment transferred to it under this Agreement; and

(b)	in relation to any other Swingline Lender under Tranche D, the amount in the Base Currency for Tranche D of any Swingline Tranche D Commitment transferred to it under this Agreement,
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(c)	to the extent not cancelled, reduced or transferred by it under this Agreement.

“Total Swingline Tranche D Commitments” means, at any time, the aggregate of the Swingline Tranche D Commitments of all the Swingline Lenders under Tranche D at that time.

“Total Tranche D Commitments” means, at any time, the aggregate of the Tranche D Commitments of all the Lenders at that time.

“Tranche D” means the facility made available by the Lenders to the Borrowers under clause 2.1.1(d).

“Tranche D Commitment” means:

(a)
in relation to an Original Lender, the amount in the Base Currency for Tranche D set opposite its name under the heading Tranche D Commitment in Part 2 of Schedule 1 (The Original Parties) and the amount of any other Tranche D Commitment transferred to it under this Agreement; and

(b)	in relation to any other Lender, the amount in the Base Currency for Tranche D of any Tranche D Commitment transferred to it under this Agreement,

to the extent not cancelled, reduced or transferred by it under this Agreement.

“Tranche D Indemnified Proportion” means, in relation to a Lender, the proportion (expressed as a percentage) borne by that Lender’s Available Tranche D Commitment to the Available Tranche D Facility, adjusted to reflect any assignment or transfer under this Agreement to or by that Lender.

5	In Clause 1.1, the following definitions shall be amended as follows:

5.1	In the definition of Approved Jurisdiction the word “Spain” shall be inserted in sub-paragraph (c) and the subsequent numbering altered accordingly.

5.2	In the definition of Base Currency the words “and Tranche D” shall be added after the words “Tranche A” in sub-paragraph (a).

5.3	In the definition of Commitment:

(a)	the word “and” shall be deleted from the end of sub-paragraph (b);

(b)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”; and

(c)	a new sub-paragraph (d) shall be inserted as follows:
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“Tranche D Commitment”.

5.4	In the definition of Finance Document the words “the First Amendment Agreement” shall be inserted at sub-paragraph (c) and the subsequent numbering altered accordingly.

5.5	In the definition of Increased Cost:

(a)	the words “and/or” shall be deleted and replaced with a comma; and

(b)	the words “and/or Tranche D Commitment” shall be inserted after the words “Tranche C Commitment”.

5.6	In the definition of Screen Rate the word “Telerate” shall be deleted and replaced with the word “Reuters”.

5.7	In the definition of Termination Date:

	(a)	the words “each Tranche” shall be deleted and replaced by the words “Tranche A, Tranche B and Tranche C”; and

	(b)	the word “as” shall be deleted and replaced with the words “and in relation to Tranche D means 21 October 2011, as each such date”.

5.8	In the definition of Total Commitments:

	(a)	the word “and” shall be deleted at the end of sub-paragraph (b);

	(b)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”; and

	(c)	a new sub-paragraph (d) shall be inserted as follows:

“the Total Tranche D Commitments”.

5.9	In the definition of Tranche:

(a)	the word “or” shall be deleted from the end of sub-paragraph (b);

(b)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; or”; and

(c)	a new sub-paragraph (d) shall be inserted as follows:

“Tranche D”.
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5.10	In the definition of Tranche C Commitment the words “transferred by it” shall be replaced by the words “transferred to it” in sub-paragraph (b).

5.11	In the definition of US Dollar, USD and $US, “$US” shall be replaced by “US$”.

5.12	The definition of VAT shall be deleted and replaced with the following definition:

““VAT” means valued added tax as provided for in the Council Directive 2006/112/EC of 28 November 2006 on the common system of the valued added tax and any EU Member State legislation on this tax, including the UK Valued Tax Act 1994 on Spanish Law 37/1992 of 28 December or any regulations promulgated thereunder, as well as any other tax of a similar nature.”

6	In clause 1.2.8:

(a)	the word “and” shall be deleted at the end of sub-paragraph (a);

(b)	in sub-paragraph (b) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”; and

(c)	a new sub-paragraph (c) shall be inserted as follows:

“Notwithstanding anything to the contrary in this Agreement, references to a Commitment of “Bank of America, N.A./Banc of America Securities Limited” (together, the “Bank of America Entities”) in relation to Tranche D shall be construed as references to the aggregate Commitment of Bank of America, N.A. and Banc of America Securities Limited in relation to Tranche D (as allocated between the Bank of America Entities in such proportions and such amounts as Bank of America, N.A. may notify the Facilities Agent from time to time). Any reference to a Commitment or obligation of Banc of America Securities Limited as Lender shall be construed solely as being an obligation to procure that any appropriately authorised and located entity (being a Bank of America Entity) perform such obligation and any Spanish Borrower (and any other Borrower notified by Bank of America, N.A. to the Facilities Agent for such purpose) shall only be obliged to repay the Bank of America Entity which has made available the relevant Loan under its Tranche D Commitment”.

7	In clause 2.1.1:

	(a)	the word “three (3)” shall be replaced with the word “four (4)”;

	(b)	the word “and” from the end of sub-paragraph (b) shall be deleted;

	(c)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”; and
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	(d)	a new sub-paragraph (d) shall be inserted as follows:

“A US Dollar facility in an aggregate amount equal to the Total Tranche D Commitments.”

8	In clause 2.1.2 the following words shall be inserted at the end of the clause:

“unless such Lender has ceased to be a Qualifying Lender by reason of any change after the date it became a Lender under the Agreement in (or in the interpretation, administration, or application of) any law or double taxation agreement or any published practice or concession of any relevant tax authority.”

9	New clauses 2.1.4, 2.1.5 and 2.1.6 shall be added as follows:

“2.1.4   Each Lender under Tranche D which lends to Spanish Borrowers must be a Qualifying Lender (as defined in clause 17.16) unless such Lender has ceased to be a Qualifying Lender by reason of any change after the later of the date on which it became a Lender under this Agreement and the date of the First Amendment Agreement in (or in the interpretation, administration, or application of) any law or double taxation agreement or any published practice or concession of any relevant taxing authority.

2.1.5	If a Borrower is a Spanish Borrower, that Borrower may only request a Loan under Tranche D.

2.1.6	A Spanish Borrower may not request or receive a Swingline Loan.”

10	A new clause 2.3 shall be added as follows:

“2.3	Obligors’ Agent

2.3.1
Each Obligor (other than the Company, Costa Crociere S.p.A., Societa di Crociere Mercurio S.r.l. and any other Obligor incorporated in Italy) by its execution of this Agreement or an Accession Letter irrevocably appoints the Company to act on its behalf as its agent in relation to the Finance Documents and irrevocably authorises:

(a)
the Company on its behalf to supply all information concerning itself contemplated by this Agreement to the Finance Parties and to give all notices and instructions (including, in the case of a Borrower, Utilisation Requests), to execute on its behalf any Accession Letter, to make such agreements and to effect the relevant amendments, supplements and variations capable of being given, made or effected by any Obligor notwithstanding that they may affect the Obligor, without further reference to or the consent of that Obligor; and

(b)	each Finance Party to give any notice, demand or other communication to that Obligor pursuant to the Finance Documents to the Company,
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and in each case the Obligor shall be bound as though the Obligor itself had given the notices and instructions (including without limitation, any Utilisation Requests) or executed or made the agreements or effected the amendments, supplements or variations, or received the relevant notice, demand or other communication.

2.3.2
Every act, omission, agreement, undertaking, settlement, waiver, amendment, supplement, variation, notice or other communication given or made by the Obligors’ Agent or given to the Obligors’ Agent under any Finance Document on behalf of another Obligor or in connection with any Finance Document (whether or not known to any other Obligor and whether occurring before or after such Obligor became an Obligor under any Finance Document) shall be binding for all purposes on that Obligor as if that Obligor had expressly made, given or concurred with it. In the event of any conflict between any notices or other communications of the Obligors’ Agent and any other Obligor, those of the Obligors’ Agent shall prevail.”

11	In clause 4.2.1(b):

	(a)	the words “and/or” shall be deleted and replaced by a comma; and

	(b)	the words “and/or Tranche D Commitments” shall be inserted after the words “Tranche C Commitments”.

12	In clause 4.2.1(c):

	(a)	The first occurrence of the words “and/or” shall be deleted and replaced by a comma; and

	(b)	the words “and/or Tranche D Commitments” shall be inserted after the words “Tranche C Commitments”.

13	In the first paragraph of clause 4.2.6:

	(a)	The first occurrence of the words and/or” shall be deleted and replaced by a comma; and

	(b)	the words “and/or Tranche D Commitments” shall be inserted after the words “Tranche C Commitments”.

14	In clause 4.2.6(a):

	(a)	the word “or” shall be deleted from the third line and replaced by a comma; and

	(b)	the words “or Tranche D Commitment” shall be inserted after “Tranche C Commitment”.

15	In clause 4.2.6(b):

	(a)	each occurrence of the words “and/or” shall be deleted and replaced by a comma; and
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(b)	the words “and/or Tranche D Commitment” shall be inserted after each occurrence of the words “Tranche C Commitment”.

16	Clause 4.2.7 shall be deleted and replaced by the following:

“No Lender is under any obligation to extend the Termination Date applicable to its Tranche A Commitment, Tranche B Commitment, Tranche C Commitment and/or Tranche D Commitment. No Termination Date for Tranche A Commitment, Tranche B Commitment or Tranche C Commitment may be extended more than twice or beyond the seventh (7th) anniversary of the Signing Date. The Termination Date for Tranche D may not be extended more than once and not beyond the seventh (7th) anniversary of the Signing Date.”

17	In clause 5.3.2(a):

(a)	in sub-paragraph (i) “$” shall be deleted and shall be reinserted after “US”;

(b)	the word “or” shall be deleted at the end of sub-paragraph (ii);

(c)	in sub-paragraph (iii) the word “or” shall be inserted at the end of the sub-paragraph; and

(d)	a new sub-paragraph (iv) shall be inserted as follows:

“in respect of Tranche D, a minimum of US$20,000,000 or, if less, the Available Tranche D Facility;”

18	In clause 5.3.2(b):

	(a)	in sub-paragraph (i) “$” shall be deleted and shall be reinserted after “US”;

	(b)	the word “or” shall be deleted at the end of sub-paragraph (ii);

	(c)	in sub-paragraph (iii) the word “or” shall be inserted at the end of the sub-paragraph; and

	(d)	a new sub-paragraph (iv) shall be inserted as follows:

“in respect of Tranche D, a minimum of US$20,000,000 or, if less, the Available Tranche D Facility (where the amount of the proposed Loan Utilisation is converted into US Dollars at the Facilities Agent’s Spot Rate of Exchange on the date of the Loan Utilisation Request); and”.

19	In clause 5.4.4:

	(a)	the word “and” should be deleted at the end of sub-paragraph (b);

	(b)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”
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(c)	a new sub-paragraph (d) shall be inserted as follows:

“each Loan Utilisation under Tranche D will be equal to the proportion which its Available Tranche D Commitment bears to the Available Tranche D Facility immediately prior to making the Loan Utilisation.”

20	In clause 7.1.2(d):

(a)	the words “, or Tranche D, as the case may be” shall be inserted after the first occurrence of the word “Tranche B”; and

(b)	the words “or Available Tranche D Facility as the case may be” shall be inserted after the words “Tranche B Facility”.

21	In clause 7.2.2 each occurrence of the figure “500” shall be replaced with the figure “600”;

22	In clause 8.1.1(e) the words “and Tranche D” shall be inserted after the words “Tranche A”;

23	In clause 8.2.2:

(a)	the word “or” shall be deleted at the end of sub-paragraph (b);

(b)	in sub-paragraph (c) the comma at the end of the sub-paragraph be replaced by “; or”; and

(c)	a new sub-paragraph (d) shall be inserted as follows:

“The address in New York City notified by the Facilities Agent for this purpose (in the case of Tranche D).”

24	In clause 8.4.2:

	(a)	in sub-paragraph (a) “$” shall be deleted and shall be reinserted after the words US;

	(b)	the word “or” shall be deleted at the end of sub-paragraph (b);

	(c)	in sub-paragraph (c) the word “or” shall be inserted at the end of the sub-paragraph; and a new sub-paragraph (d) shall be inserted as follows:

“Tranche D, a minimum of US$10,000,000 or, if less the Available Swingline Tranche D Facility and not more than the lesser of the Available Swingline Tranche D Facility and the Available Tranche D Facility.”

25	In clause 8.5.1 the words “and Tranche D” shall be inserted after the words “Tranche A”.

26	In clause 8.5.3:
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(a)	the word “and” shall be deleted at the end of sub-paragraph (b);

(b)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”

(c)	a new sub-paragraph (d) shall be inserted as follows:

“each Swingline Loan under Tranche D will be equal to the proportion which its Available Swingline Tranche D Commitment bears to the Available Swingline Tranche D Facility immediately prior to making the Swingline Loan.”

27	In clause 8.6.2:

	(a)	the word “and” shall be deleted and replaced with a comma; and

	(b)	the words “and Tranche D” shall be inserted after the words “Tranche C”.

28	In clause 8.6.3:

	(a)	the word “and” shall be deleted at the end of sub-paragraph (b);

	(b)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”; and

	(c)	a new sub-paragraph (d) shall be inserted as follows:

“Loan under Tranche D to the extent that it would not result in the Base Currency Amount of its participation and that of a Lender which is its Affiliate in Loans under Tranche D exceeding its Overall Tranche D Commitment.”

29	In 8.6.4:

	(a)	in sub-paragraph (b) the word “and” shall be deleted at the end of the sub-paragraph;

	(b)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”; and

	(c)	a new sub-paragraph (d) shall be inserted as follows:

“under Tranche D it would have exceeded its Overall Tranche D Commitment, the excess will be apportioned among the other Lenders participating in a relevant Loan under Tranche D pro rata according to their Tranche D Commitments.”

30	In clause 9.1:

	(a)	in sub-paragraph (b) the word “and” shall be deleted at the end of the sub-paragraph;
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(b)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”; and

(c)	a new sub-paragraph (d) shall be inserted as follows:

“the Swingline Lenders under Tranche D make available to the Borrowers a US Dollar swingline loan facility in an aggregate amount equal to the Total Swingline Tranche D Commitments.”

31	In clause 9.4.1:

	(a)	in sub-paragraph (b) the word “and” shall be deleted at the end of the sub-paragraph;

	(b)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”; and

	(c)	a new sub-paragraph (d) shall be inserted as follows:

“each Lender under Tranche D shall (according to its Tranche D Indemnified Proportion) immediately on demand indemnify each Swingline Lender under Tranche D against any cost, loss or liability incurred by that Swingline Lender (otherwise than by reason of that Swingline Lender’s gross negligence or wilful misconduct) in acting as a Swingline Lender of a Swingline Loan under Tranche D (unless that Swingline Lender has been reimbursed by an Obligor pursuant to a Finance Document).”

32	In clause 9.6.1 a new sub-paragraph (d) shall be inserted as follows:

“For Swingline Loans under Tranche D, the higher of:

(i)	the prime commercial lending rate in US Dollars announced by the Facilities Agent at the Specified Time and in force on that day; and

(ii)	0.50 per cent. per annum over the rate per annum determined by the Facilities Agent to the Federal Funds Rate (as published by the Federal Reserve Bank of New York) for that day.”

33	In clause 9.9 a new clause 9.9.4 shall be inserted as follows:

“Notwithstanding any other term of this Agreement, each Lender shall ensure that at all times its Overall Tranche D Commitment is not less than:

(a)	its Swingline Tranche D Commitment; or

(b)	if it does not have a Swingline Tranche D Commitment, the Swingline Tranche D Commitment of a Lender which is its Affiliate.”
17

34	In clause 10.3.1 (b) the words “(other than in respect of any Utilisation under Tranche D)” shall be inserted before the words “Australian Dollars”.

35	In clause 12.1.3(b):

(a)	the first occurrence of the word “and” shall be deleted after the words “Tranche B Commitment” and replaced by a comma; and

(b)	the words “and the Tranche D Commitment” shall be inserted after the words “the Tranche C Commitment”.

36	In clause 12.2.3(a):

	(a)	the first occurrence of the word “and” shall be deleted after the words “Tranche B Commitments” and replaced by a comma;

	(b)	the words “and/or” shall be deleted;

	(c)	the words “and the Total Tranche D Commitments” shall be inserted after the words “the Total Tranche C Commitments”; and

	(d)	the words “and/or” shall be inserted at the end of the sub-paragraph.

37	In clause 12.3.2;

	(a)	in sub-paragraph (a) the “$” shall be deleted and reinserted after the “US”;

	(b)	In sub-paragraph (b) the word “and” shall be deleted at the end of the sub-paragraph;

	(c)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”; and

	(d)	a new sub-paragraph (d) shall be inserted as follows

“in respect of Tranche D, in a minimum amount of US$5,000,000 (or its equivalent in any Optional Currency).”

38	In clause 12.4:

	(a)	the word “and” shall be deleted after the words “Tranche B Commitment” and replaced by a comma; and

	(b)	the words “and the Tranche D Commitment” shall be inserted after the word “the Tranche C Commitment.”

39	In clause 12.5.1:
18

(a)	the words “and/or” shall be deleted and replaced by a comma; and

(b)	the words “and/or the Available Tranche D Facility” shall be inserted after the words “the Available Tranche C Facility.

40	In clause 12.5.2:

	(a)	in sub-paragraph (a) the “$” shall be deleted and reinserted after “US”;

	(b)	the word “and” shall be deleted at the end at the end of the sub-paragraph (b); and

	(c)	in sub-paragraph (c) the full stop at the end of the sub-paragraph shall be deleted and replaced by “; and”;

	(d)	a new sub-paragraph (d) shall be inserted as follows:

“the Available Tranche D Facility must be in a minimum amount of US$10,000,000.”.

41	In clause 12.5.3:

	(a)	the word “and” shall be deleted after the words “Tranche B Facility” and replaced by a comma; and

	(b)	the words “and Available Tranche D Facility” shall be inserted after the words “Available Tranche C Facility”.

42	In clause 12.6.2(b):

	(a)	the word “and” shall be deleted after the words “Tranche B Commitment” and replaced by a comma; and

	(b)	the words “and the Tranche D Commitment” shall be inserted after the words “ the Tranche C Commitment”.

43	In clause 12.7.6:

	(a)	the word “or” shall be deleted and replaced by a comma; and

	(b)	the words “Total Tranche D Commitments” shall be inserted after the words “Total Tranche C Commitments”.

44	In clause 16.1.2:

	(a)	the word “and” shall be deleted from the third line and replaced by a comma; and
19

(b)	the words “and the Total Tranche D Commitments” shall be inserted after the words “the Total Tranche C Commitments”.

45	The new clauses 17.1.4 and 17.1.5 shall be inserted as follows:

	“17.1.4	Clauses 17.16 to 17.21 shall only apply in respect of payments by any Spanish Borrower.

	17.1.5	Clauses 17.22 to 17.27 shall apply in respect of payments by any Obligor that does not fall within any of clauses 17.1.1, 17.1.2, 17.1.3 or 17.1.4.”

46	In clause 17.2, in paragraph (a) of the definition U.K. Lender:

	(a)	the words “349 of the Taxes Act” shall be replaced by the words “879 ITA 2007”; and

	(b)	the words “840A of the Taxes Act” shall be replaced by the words “991 ITA 2007”.

47	New clauses 17.16, 17.17, 17.18, 17.19, 17.20 and 17.21 shall be added as follows and the subsequent numbering altered accordingly:

“17.16 General

In clauses 17.16 to 17.20:

Non-Spanish Lender means a Lender resident for tax purposes outside Spain and which is:

(i)
resident in a member state of the European Union provided it does not obtain income from this transaction through a territory considered to be a tax haven for Spanish tax purposes (as currently set out in Royal Decree 1080/1991, of 5 July) nor operates, through a permanent establishment located in Spain with which this transaction is effectively connected; or

(ii)	a Treaty Lender.

Qualifying Lender means a Spanish Lender or a Non-Spanish Lender which is beneficially entitled to interest payable to that Lender in respect of an advance under this Agreement.

Spanish Lender means a Lender which is a Spanish financial entity or a Spanish branch of a non-Spanish financial entity that complies with the requirements described in:

(i)
paragraph (c) of Article 59 of Royal Decree 1777/2004, of 30 July, on Corporate Income Tax Regulations (Real Decreto 1777/2004, de 30 de Julio, por el que se aprueba el Reglamento del Impuesto sobre Sociedades); or

20

(ii)
the second paragraph of Article 8.1 of Royal Decree 1776/2004, of July 30, on Non Resident Income Tax Regulations (Real Decreto 1776/2004, de 30 de julio, por el que se aprueba el Reglamento del Impuesto sobre la Renta de no Residentes), as a financial entity (“entidad de credito”), as defined in Article 1 of Royal Decree 1298/1986 (as amended by the Law 3/1994 which implemented the Second Directive on Financial Institutions) and that is registered with the Special Registry of the Bank of Spain.

Tax Credit means a credit against any Tax or any relief or remission for Tax (or its repayment).

Tax Payment means either the increase in a payment made by an Obligor to a Finance Party under clause 17.17 (Tax gross-up) or a payment under clause 17.18 (Tax indemnity).

Treaty Lender means a Lender which:

(a)	is resident of a Treaty State; and

(b)	does not carry on a business in Spain through a permanent establishment, branch or agency with which the payment is effectively connected.

Treaty State  means a jurisdiction having a double taxation agreement (a “Treaty”) with Spain which makes provision for full exemption from tax imposed by Spain on the income obtained for any Finance Party.

17.17	Tax gross-up

(a)	Each Obligor must make all payments to be made by it under the Finance Documents without any Tax Deduction, unless a Tax Deduction is required by law.

(b)	If:

(i)	a Lender is not, or ceases to be, a Qualifying Lender; or

(ii)	an Obligor or a Lender is aware that an Obligor must make a Tax Deduction (or that there is a change in the rate or the basis of a Tax Deduction),

it must promptly notify the Facilities Agent. The Facilities Agent must then promptly notify the affected Parties.

(c)	Except as provided below, if a Tax Deduction is required by law to be made by an Obligor, the amount of the payment due from the Obligor will be increased to an
21

amount which (after making the Tax Deduction) leaves an amount equal to the payment which would have been due if no Tax Deduction had been required.

(d)
Except as provided below, an Obligor is not required to make an increased payment under paragraph (c) above for a Tax Deduction in respect of the tax imposed by Spain to a Lender that is not, or has ceased to be, a Qualifying Lender in excess of the increase that the Obligor would have had to pay under paragraph (c) above had the Lender been, or not ceased to be, a Qualifying Lender.

(e)
Paragraph (d) above will not apply if the Lender has ceased to be a Qualifying Lender by reason of any change after the later of the date on which it became a Lender under this Agreement and the date of the First Amendment Agreement in (or in the interpretation, administration, or application of) any law or double taxation agreement or any published practice or concession of any relevant taxing authority.

(f)	If an Obligor is required to make a Tax Deduction, that Obligor shall make that Tax Deduction and must make any payment required in connection with that Tax Deduction within the time allowed by law.

(g)
Within 30 days of making either a Tax Deduction or a payment required in connection with a Tax Deduction, the Obligor must deliver to the Facilities Agent for the relevant Finance Party evidence reasonably satisfactory to that Finance Party that the Tax Deduction has been made or (as applicable) the appropriate payment has been paid to the relevant taxing authority.

(h)
Each Qualifying Lender considered a Non-Spanish Lender shall, on or prior to the date of the First Amendment Agreement in the case of each Existing Lender as at the date of the First Amendment Agreement and on the date of the assignment or transfer pursuant to which it becomes a Lender in the case of each New Lender after the date of the First Amendment Agreement and in the case of any other Finance Party (as the terms “Existing Lender” and “New Lender” are defined in clause 28) and from time to time thereafter as reasonably requested in writing by a Spanish Borrower (but only so long thereafter as such Lender remains lawfully able to do so), provide each of the Facilities Agent and each Spanish Borrower with either (i) an original certificate issued by the competent authority of the taxing jurisdiction in which such Lender is resident attesting to the fact that such Lender is tax-resident in a Member State of the European Union, or (ii) such certification or documentation as may be issued by the taxing authority of the jurisdiction in which it is resident for tax purposes, as contemplated by the Treaty that such jurisdiction has concluded with the Kingdom of Spain, certifying the residence of such Lender in such taxing jurisdiction within the meaning of the Treaty of such jurisdiction with

22

the Kingdom of Spain, with the result that such Lender is exempt from Spanish withholding tax under such Treaty on payments pursuant to a Finance Document.

If no documentation is provided or the documentation provided by a Lender does not comply with the necessary requirements under Spanish law to ensure that no Spanish tax shall be withheld on payments made under the Finance Documents, any increased amount due under paragraph (c) above shall not be payable by an Obligor.

Each Obligor which makes a payment to which a Treaty Lender is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

(i)
In the event that an Obligor changes its country of residence and a Tax Deduction is imposed by the new country of residence, that Obligor shall pay such additional amounts to ensure that the amounts received by the Facilities Agent and each Lender are no less than the amounts the Facilities Agent and each Lender would have received but for such change of country of residence by that Obligor provided always that the Obligor shall not be obliged to pay such additional amounts to the extent that such additional amounts would not have been payable under this paragraph had each Lender remained a Qualifying Lender.

17.18	Tax indemnity

(a)
Except as provided below, the Company must indemnify a Finance Party against any loss or liability which that Finance Party acting reasonably determines will be or has been suffered (directly or indirectly) by that Finance Party for or on account of Tax in relation to a payment received or receivable (or any payment deemed to be received or receivable) under a Finance Document.

(b)	Paragraph (a) above does not apply to any Tax assessed on a Finance Party under the laws of the jurisdiction in which:

(i)	that Finance Party is incorporated or, if different, the jurisdiction (or jurisdictions) in which that Finance Party is treated as resident for tax purposes; or

(ii)	that Finance Party’s Facility Office is located in respect of amounts received or receivable in that jurisdiction,

if that Tax is imposed on or calculated by reference to the net income received or receivable by that Finance Party. However, any payment deemed to be received or receivable, including any amount treated as income but not actually received by

23

the Finance Party, such as a Tax Deduction, will not be treated as net income received or receivable for this purpose.

(c)	Paragraph (a) above does not apply to the extent a loss, liability or cost:

(i)	is compensated for by any increased payment under clause 17.17 (Tax gross-up); or

(ii)
would have been compensated for by an increased payment under clause 17.17 (Tax gross-up) but was not so compensated solely because of the exclusion in clause 17.17(d) or the proviso to clause 17.17(i) applied.

(d)
Each Finance Party considered a Non-Spanish Lender shall, on or prior to the date of the First Amendment Agreement in the case of each Existing Lender as at the date of the first Amendment Agreement, on the date of the assignment or transfer pursuant to which it becomes a Lender in the case of each New Lender, after the date of the First Amendment Agreement and any other Finance Party, (as the terms “Existing Lender” and “New Lender” are defined in clause 28) and from time to time thereafter as reasonably requested in writing by a Spanish Borrower (but only so long thereafter as such Finance Party remains lawfully able to do so), provide each of the Facilities Agent and each Spanish Borrower with an original certificate issued by the competent authority of the taxing jurisdiction in which such Finance Party is resident certifying the residence of such Finance Party in such taxing jurisdiction within the meaning of the Treaty of such jurisdiction with the Kingdom of Spain, with the result that such Finance Party is exempt from Spanish withholding tax under such Treaty on payments pursuant to a Finance Document.

If no documentation is provided or the documentation provided by a Finance Party does not comply with the necessary requirements under Spanish law to ensure that no Spanish tax shall be withheld on payments made hereunder, any obligation to gross up in respect of withholding tax shall be considered excluded from the tax indemnity described under paragraph (a) above.

Each Obligor which makes a payment to which a Finance Party is entitled shall co-operate in completing any procedural formalities necessary for that Obligor to obtain authorisation to make that payment without a Tax Deduction.

(e)	A Finance Party making, or intending to make, a claim under paragraph (a) above must promptly notify the Company of the event which will give, or has given, rise to the claim.

17.19	Tax Credit
24

(a)
Where any payment has been made subject to a Tax Deduction, a Finance Party agrees to use its commercially reasonable endeavours to complete any procedural formalities necessary for the relevant Finance Party to obtain any Tax Credit available as a result of the payment being made subject to a Tax Deduction.

(b)	If an Obligor makes a Tax Payment and the relevant Finance Party in its absolute discretion determines that:

(i)	a Tax Credit is attributable either to an increased payment of which that Tax Payment forms part, or to that Tax Payment; and

(ii)	it has used and retained that Tax Credit (on a consolidated basis if relevant to the determination of its allowable credit for foreign taxes paid or accrued),

the Finance Party must pay an amount to the Obligor which that Finance Party determines will leave it (after that payment) in the same after-Tax position as it would have been in if the Tax Payment had not been required to be made by the Obligor.

17.20	Stamp taxes

The Company must pay and indemnify each Finance Party against any stamp duty, registration or other similar Tax payable in connection with the entry into, performance or enforcement of any Finance Document, except for any such Tax payable in connection with the entry into a Transfer Certificate.

17.21	Value added taxes

(a)
Any amount (including costs and expenses) payable under a Finance Document by an Obligor is exclusive of any value added tax or any other Tax of a similar nature which might be chargeable in connection with that amount. If any such Tax is chargeable, the Obligor must pay to the Finance Party (in addition to and at the same time as paying that amount) an amount equal to the amount of that Tax (and such Finance Party shall as soon as reasonably practicable provide an appropriate value added tax invoice to the Obligor).

(b)
If VAT is chargeable on any supply made by any Finance Party (the “Supplier”) to any other Finance Party (the “Recipient”) in connection with a Finance Document, and any Party is required by the terms of any Finance Document to pay an amount equal to the consideration for such supply to the Supplier, such Party shall also pay to the Supplier (in addition to and at the same time as paying such amount) an amount equal to the amount of such VAT. The Supplier shall promptly pay to the relevant Finance Party an amount equal to any credit or repayment from the

25

relevant tax authority which it reasonably determines related to the VAT chargeable on that supply.

(c)
Where a Finance Document requires any Party to reimburse a Finance Party for any costs or expenses, that Party shall also at the same time pay and indemnify the Finance Party against all VAT incurred by the Finance Party in respect of the costs or expenses to the extent that the Finance Party reasonably determines that it is not entitled to credit or repayment from the relevant tax authority in respect of the VAT.”

48	In new clause 17.22 the reference “17.16 to 17.21” shall be replaced by the reference “17.22 to 17.27”.

49	In new clause 17.24 (c) the reference to clause 17.17 shall be replaced by to clause 17.23.

50	Clause 22.4(f) shall be deleted and shall be replaced as follows:

“any amendment, supplement, extension, restatement (however fundamental and whether or not more onerous) or replacement of any Finance Document or any other document or security including without limitation any change in the purpose of, any extension of or any increase in, any facility or the addition of any new facility under any Finance Document or other document or security;”

51	In clause 23.9.1 the words “holding company, affiliate and subsidiary company have the meanings given to them in the United States Public Utility Holding Company Act of 1935” shall be deleted.

52	Clause 23.9.2 (a) shall be deleted and the subsequent numbering altered accordingly.

53
In clause 27.7 the words “, in relation to any Carnival Material Group Member incorporated in Spain, is insolvent (within the meaning of Article 2 of the Spanish Insolvency Law) or” shall be inserted after the words “Italian Insolvency Law) or”.

54	In clause 27.13.1:

(a)	the word “and” shall be deleted in the second line and replaced by a comma; and

(b)	the words “and the Total Tranche D Commitments” shall be inserted after the words “the Total Tranche C Commitments”.

55	In clause 27.13.2:

	(a)	the word “and” shall be deleted after the words “Total Tranche B Commitments” and replaced by a comma; and
26

(b)	the words “and the Total Tranche D Commitments” shall be inserted after the words “Total Tranche C Commitments.”

56	In clause 28.1.1 the words “Tranche B Lender” shall be deleted and replaced by the words “Lender under Tranche B or Tranche D”.

57	In clause 28.5.2:

(a)	the words “and/or” after the words “Tranche B Commitments” shall be deleted and replaced by a comma; and

(b)	the words “and/or Tranche D Commitment” shall be inserted after the words “Tranche C Commitment”.

58	Clause 28.5.3 shall be deleted and shall be replaced by the following:

“A Swingline Lender may only assign or transfer all or any (the “Swingline Commitment Transfer Amount”) of its Swingline Tranche A Commitment, its Swingline Tranche B Commitment, its Swingline Tranche C Commitment or its Swingline Tranche D Commitment to a Lender which is not its Affiliate if it or, where it does not have a Tranche A Commitment, Tranche B Commitment, Tranche C Commitment or Tranche D Commitment, its Affiliate, transfers simultaneously to that proposed Lender or that proposed Lender’s Affiliate an amount equal to or greater than the Swingline Commitment Transfer Amount of its (or its Affiliate’s) Tranche A Commitment, its (or its Affiliate’s) Tranche B Commitment, its (or its Affiliate’s) Tranche C Commitment or its (or its Affiliate’s) Tranche D Commitment, as the case may be, and in any event in accordance with the other terms of this clause 28.”

59	In clause 29.2.1 the word “wholly” shall be replaced by the word “majority”.

60
In clause 29.2.1(e) the full stop shall be deleted and the words “, except in the case of the document referred to in paragraph 9 Part 2 of Schedule 2, which an Additional Borrower incorporated in Spain shall only be required to provide prior to the Utilisation by such Additional Borrower.” shall be added at the end of the sub-paragraph.

61	In clause 29.3.3 each occurrence of the word “wholly” shall be replaced by the word “majority”.

62	In clause 35.2 each occurrence of “33133” shall be replaced by “33178”.

63	In clause 35.2.1 a new sub-paragraph (g) shall be inserted as follows:

“in the case of Societa Di Crociere Mercurio S.r.l. that identified with its name below;”,

and the subsequent numbering altered accordingly.

64	In new clause 35.2.1(h):
27

(a)	the word “or” shall be deleted after the word “Lender” and replaced with a comma; and

(b)	the words “or any Additional Borrower” shall be inserted after the words Original Obligor.

65	A new clause 35.2.9 shall be inserted as follows:

“The contact details of Societa di Crociere Mercurio S.r.l for this purpose are:

Address: Societa di Crociere Mercurio S.r.l., Via XII Ottobre 2, 16121, Genoa, Italy

Fax number: + 39 010 548 3446

Attention: Beniamino Maltese

with a copy to:

Address: Carnival Corporation, 3655 NW 87th Avenue, Miami, Florida 33178

Fax number: + 1 305 406 6480

Attention: Treasurer; and

Address: Carnival Corporation, 3655 NW 87th Avenue, Miami, Florida 33178

Fax number: +1 305 406 4758

Attention: General Counsel”

66	A new clause 39.1.3 shall be inserted as follows:

“Each Obligor (other than the Company, Costa Crociere S.p.A., Societa di Crociere Mercurio S.r.l. and any other Obligor incorporated in Italy) agrees to any such amendment or waiver permitted by this clause 39 which is agreed to by the Company in its capacity as Obligors’ Agent. This includes any amendment or waiver which would, but for this clause 39.1.3, require the consent of both of the Guarantors.”

67	In clause 39.2.1(d):

	(a)	the words “and/or” after the words “Tranche B Commitment” shall be deleted and replaced by a comma; and

	(b)	the words “and/or Tranche D Commitment” shall be inserted after the words “Tranche C Commitment”.

68	Clause 42.3 shall be deleted and replaced with the following:
28

“EACH OF THE PARTIES TO THIS AGREEMENT IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OF THE FINANCE DOCUMENTS.”

69	In clause 43 the word “Patriot” shall be deleted and replace by the word “PATRIOT”.

70	In clause 44 the words “(as of 21 October 2005)” shall be inserted after the first and penultimate occurrence of the word “Agreement” in that clause.

71	In Part 1 of Schedule 1, the figure “365.364.504,00” in paragraph 1, shall be replaced by the figure “390,562,056.00”.

72	The following wording shall be inserted into Part 1 of Schedule 1 after paragraph 4:

“The Additional Borrowers as at the date of the First Amendment Agreement

Societa di Crociere Mercurio S.r.l. (a company organised and existing under the laws of Italy as a societa a responsabilita limitata con unico socio, with fully paid-up corporate capital equal to Euro 216,000,000.00 having its registered office in Genoa (Italy), via XII Ottobre 2, registered with the Companies’ Register (Registro delle Imprese) of Genoa under no. 01709000994, Repertorio Economico Amministrativo no. 429590)”

73	Part 2 of Schedule 1 shall be deleted and shall be replaced by the following:

The Original Lenders - Loan Commitments

(a) Tranche A Commitment

Name of Original Lender	Amount (USD)

Bank of America, N.A.	22,063,719.15
Barclays Bank PLC	22,063,719.15
JPMorgan Chase Bank, N.A.	22,063,719.15
The Royal Bank of Scotland plc	22,063,719.14
BNP Paribas	22,063,719.15
Intesa Sanpaolo S.p.A.	39,714,694.48
Citibank, N.A.	17,650,975.33
Deutsche Bank AG London Branch	17,650,975.33
KfW	27,840,913.74
HSBC Bank plc	17,650,975.33
29

Lloyds TSB Bank plc	27,840,913.74
Mizuho Corporate Bank. Ltd.,	61,662,093.04
Banca di Roma - London Branch	17,650,975.33
Banca Nazionale del Lavoro SpA, New York Branch	17,650,975.33
Merrill Lynch Bank USA	61,662,093.04
Societe Generale	17,650,975.33
SunTrust Bank	61,662,093.04
UBS Limited	61,662,093.04
UniCredito Italiano - New York Branch	39,093,403.80
Australia and New Zealand Banking Group Limited	30,831,046.51
Banco Bilbao Vizcaya Argentaria S.A.	8,825,487.65
Commerzbank Aktiengesellschaft	8,825,487.65
DnB NOR Bank ASA	30,831,046.51
National Australia Bank Limited	30,831,046.51
Sumitomo Mitsui Banking Corporation, New York Branch	30,831,046.51
US Bank, N.A.	30,831,046.51
Wells Fargo Bank, National Association	30,831,046.51
Total 800,000,000

(b) Tranche B Commitment

Name of Original Lender	Amount (euro)

Bank of America, N.A.	30,303,030.30
Barclays Bank PLC	30,303,030.30
JPMorgan Chase Bank, N.A.	30,303,030.30
The Royal Bank of Scotland plc	30,303,030.30
BNP Paribas	30,303,030.30
Intesa Sanpaolo S.p.A.	54,545,454.54
Citibank, N.A. - Milan Branch	24,242,424.24
30

Deutsche Bank SpA	24,242,424.24
KfW	0
HSBC Bank plc	24,242,424.24
Lloyds TSB Bank plc	0
Mizuho Corporate Bank. Ltd.,	0
Banca di Roma - London Branch	24,242,424.24
Banca Nazionale del Lavoro SpA, New York Branch	24,242,424.24
Merrill Lynch Bank USA	0
Societe Generale	24,242,424.24
SunTrust Bank	0
UBS Limited	0
UniCredito Italiano - New York Branch	24,242,424.24
Australia and New Zealand Banking Group Limited	0
Banco Bilbao Vizcaya Argentaria S.A.	12,121,212.12
Commerzbank Aktiengesellschaft	12,121,212.12
DnB NOR Bank ASA	0
National Australia Bank Limited	0
Sumitomo Mitsui Banking Corporation, New York Branch	0
US Bank, N.A.	0
Wells Fargo Bank, National Association	0
Total 400,000,000

(c) Tranche C Commitment

Name of Original Lender	Amount (Sterling)

Bank of America, N.A.	8,144,459.13
Barclays Bank PLC	8,144,459.13
JPMorgan Chase Bank, N.A.	8,144,459.13
The Royal Bank of Scotland plc	8,144,459.13
31

BNP Paribas	8,144,459.13
Intesa Sanpaolo S.p.A.	14,660,026.43
Citibank, N.A.	6,515,567.30
Deutsche Bank AG London Branch	6,515,567.30
KfW	10,277,015.50
HSBC Bank plc	6,515,567.30
Lloyds TSB Bank plc	10,277,015.50
Mizuho Corporate Bank. Ltd.,	10,277,015.50
Banca di Roma - London Branch	6,515,567.30
Banca Nazionale del Lavoro SpA, New York Branch	6,515,567.30
Merrill Lynch Bank USA	10,277,015.50
Societe Generale	6,515,567.30
SunTrust Bank	10,277,015.50
UBS Limited	10,277,015.50
UniCredito Italiano - New York Branch	6,515,567.30
Australia and New Zealand Banking Group Limited	5,138,507.75
Banco Bilbao Vizcaya Argentaria S.A.	3,257,783.65
Commerzbank Aktiengesellschaft	3,257,783.65
DnB NOR Bank ASA	5,138,507.75
National Australia Bank Limited	5,138,507.75
Sumitomo Mitsui Banking Corporation, New York Branch	5,138,507.75
US Bank, N.A.	5,138,507.75
Wells Fargo Bank, National Association	5,138,507.75
Total 200,000,000
(d) Tranche D Commitment

Name of Original Lender	Amount (USD)

Bank of America, N.A./Banc of America Securities Limited	26,803,035.60
32

Barclays Bank PLC	26,803,035.60
JP Morgan Europe Limited	26,803,035.60
The Royal Bank of Scotland plc	26,803,035.61
BNP Paribas	26,803,035.60
Intesa Sanpaolo S.p.A.	48,245,464.07
Citibank International plc, Madrid Branch	21,442,428.47
Deutsche Bank AG, London Branch	21,442,428.47
KfW	33,821,179.30
HSBC Bank plc	21,442,428.47
Lloyds TSB Bank plc	33,821,179.30
Banca di Roma, London Branch	21,442,428.47
Banca Nazionale del Lavoro SpA, New York Branch	21,442,428.47
Societe Generale	21,442,428.47
Banco Bilbao Vizcaya Argentaria S.A.	10,721,214.25
Commerzbank Aktiengesellschaft	10,721,214.25
Total 400,000,000.00

74	Part 4 of Schedule 1 shall be deleted and shall be replaced by the following:

The Original Swingline Lenders - Swingline Loan Commitments

(a) Swingline Tranche A Commitment

Name of Original Swingline Lender	Amount (USD)

Bank of America, N.A.	22,063,719.15
Barclays Bank PLC	22,063,719.15
JPMorgan Chase Bank, N.A.	22,063,719.15
The Royal Bank of Scotland plc	22,063,719.14
BNP Paribas	22,063,719.15
Intesa Sanpaolo S.p.A.	39,714,694.48
33

Citibank, N.A.	17,650,975.33
Deutsche Bank AG New York Branch	17,650,975.33
HSBC Bank plc	17,650,975.33
Lloyds TSB Bank plc	27,840,913.74
Mizuho Corporate Bank, Ltd.	61,511,133.70
Banca di Roma - London Branch	17,650,975.33
Societe Generale	17,650,975.33
UBS Loan Finance LLC	61,511,133.70
Banco Bilbao Vizcaya Argentaria S.A.	8,825,487.65
Commerzbank Aktiengesellschaft	8,825,487.65
Total 406,802,323.31

(b) Swingline Tranche B Commitment

Name of Original Swingline Lender	Amount (euro)

Bank of America, N.A.	30,172,413.79
Barclays Bank PLC	30,172,413.79
JPMorgan Chase Bank, N.A.	30,172,413.79
The Royal Bank of Scotland plc	30,172,413.79
BNP Paribas	30,172,413.79
Intesa Sanpaolo S.p.A.	54,310,344.82
Citibank, N.A. - Milan Branch	24,137,931.03
Deutsche Bank SpA	24,137,931.03
KfW	0
HSBC Bank plc	24,137,931.03
Lloyds TSB Bank plc	0
Mizuho Corporate Bank. Ltd.,	0
Banca di Roma - London Branch	24,137,931.03
Banca Nazionale del Lavoro SpA, New York Branch	0
Merrill Lynch Bank USA	0
34

Societe Generale	24,137,931.03
SunTrust Bank	0
UBS Limited	0
UniCredito Italiano - New York Branch	0
Australia and New Zealand Banking Group Limited	0
Banco Bilbao Vizcaya Argentaria S.A.	12,068,965.52
Commerzbank Aktiengesellschaft	12,068,965.52
DnB NOR Bank ASA	0
National Australia Bank Limited	0
Sumitomo Mitsui Banking Corporation, New York Branch	0
US Bank, N.A.	0
Wells Fargo Bank, National Association	0
Total 350,000,000

(c) Swingline Tranche C Commitment

Name of Original Swingline Lender	Amount (Sterling)

Bank of America, N.A.	8,124,520.10
Barclays Bank PLC	8,124,520.10
JPMorgan Chase Bank, N.A.	8,124,520.10
The Royal Bank of Scotland plc	8,124,520.10
BNP Paribas	8,124,520.10
Intesa Sanpaolo S.p.A.	14,624,136.18
Citibank, N.A.	6,499,616.08
Deutsche Bank AG London Branch	6,499,616.08
KfW	0
HSBC Bank plc	6,499,616.08
Lloyds TSB Bank plc	10,251,855.62
Mizuho Corporate Bank, Ltd.	10,251,855.62
35

Banca di Roma - London Branch	6,499,616.08
Banca Nazionale del Lavoro SpA, New York Branch	0
Merrill Lynch Bank USA	0
Societe Generale	6,499,616.08
SunTrust Bank	0
UBS Limited	10,251,855.62
UniCredito Italiano - New York Branch	0
Australia and New Zealand Banking Group Limited	0
Banco Bilbao Vizcaya Argentaria S.A.	3,249,808.04
Commerzbank Aktiengesellschaft	3,249,808.04
DnB NOR Bank ASA	0
National Australia Bank Limited	0
Sumitomo Mitsui Banking Corporation, New York Branch	0
US Bank, N.A.	0
Wells Fargo Bank, National Association	0
Total 125,000,000

(d) Swingline Tranche D Commitment

Name of Original Swingline Lender	Amount (USD)

Bank of America, N.A.	26,683,401.45
Barclays Bank PLC	26,683,401.45
JP Morgan Europe Limited	26,683,401.45
The Royal Bank of Scotland plc	26,683,401.46
BNP Paribas	26,683,401.45
Intesa Sanpaolo S.p.A.	48,030,122.59
Citibank International plc, Madrid Branch	21,346,721.14
Deutsche Bank AG New York Branch	21,346,721.14
HSBC Bank plc	21,346,721.14
36

Lloyds TSB Bank plc	33,670,219.96
Banca di Roma - London Branch	21,346,721.14
Societe Generale	21,346,721.14
Banco Bilbao Vizcaya Argentaria S.A.	10,673,360.59
Commerzbank Aktiengesellschaft	10,673,360.59
Total 343,197,676.69

75	In Part 5 of Schedule 1 the words “SANPAOLO IMI S.P.A.” shall be replaced by “Intesa Sanpaolo S.p.A.”.

76	In Part 2 of Schedule 2:

(a)	in paragraph 5(a) the words “and in the case of a Spanish Borrower, utilising the Total Tranche D Commitments” shall be inserted after the second occurrence of the words “Total Tranche B Commitments”;

(b)	in paragraph 6 the word “Sintensi” shall be replaced by the word “Sintesi”; and

(c)	new paragraphs 8 and 9 shall be inserted as follows and the subsequent numbering altered accordingly:

“8	If the proposed Additional Borrower is incorporated in Spain, a statement (nota simple) issued by the relevant Companies Register (Registro Mercantil) in respect of such Additional Borrower.

9
If the proposed Additional Borrower is incorporated in Spain, a copy of the PE-1 form duly filed with the Bank of Spain confirming the Financial Transaction Number (NOF) in relation to such Additional Borrower (if applicable) to be provided only prior to the first Utilisation by a Spanish Borrower.”

77	In Schedule 3:

	(a)	in Part 1 “/D” shall be inserted after “A/B/C” shall be inserted in paragraph 2;

	(b)	in Part 3 “/D” shall be inserted after “A/B/C” in paragraph 1; and

	(c)	in Part 3 “/Tranche D” shall be inserted after the words “Tranche C” in paragraph 1.

78	In Schedule 10, Part III the words “and Tranche D” shall be inserted after “Tranche A”.
37

SIGNATORIES

CARNIVAL CORPORATION

By: /s/   DAVID BERNSTEIN, SENIOR VICE PRESIDENT & CFO

CARNIVAL PLC

By: /s/   DAVID BERNSTEIN, SENIOR VICE PRESIDENT & CFO

COSTA CROCIERE S.p.A.

By: /s/   DAVID BERNSTEIN, ATTORNEY-IN-FACT

CC U.S. VENTURES, INC.

By: /s/   DAVID BERNSTEIN, AUTHORIZED REPRESENTATIVE

Oral agreements or oral commitments to loan money, extend credit, or to forbear from enforcing repayment of a debt are not enforceable under Washington law.

HOLLAND AMERICA LINE INC.

By: /s/   DAVID BERNSTEIN, AUTHORISED REPRESENTATIVE

PRINCESS CRUISES AND TOURS, INC.

By: /s/   DAVID BERNSTEIN, AUTHORISED REPRESENTATIVE

SOCIETA DI CROCIERE MERCURIO S.r.l.

By: /s/   DAVID BERNSTEIN, ATTORNEY-IN-FACT

Guarantors

CARNIVAL CORPORATION

By: /s/   DAVID BERNSTEIN, SENIOR VICE PRESIDENT & CFO

38

CARNIVAL PLC By: /s/ DAVID BERNSTEIN, SENIOR VICE PRESIDENT & CFO
39

Arrangers BANK OF AMERICA SECURITIES LIMITED By: /s/ KEITH THOMAS BARCLAYS CAPITAL By: /s/ GILL CLARKE BNP PARIBAS

By: /s/ STEVE DURANTI	/s/ ALASDAIR MACLEOD

J.P. MORGAN PLC By: /s/ KARL OLSEN INTESA SANPAOLO S.p.A.

By: /s/ MELINDA J. HARRIS	/s/ ANDREW HURST

THE ROYAL BANK OF SCOTLAND PLC

By: /s/ MAXINE SANDERS	/s/ PAUL FLETCHER

Lenders Tranche A BANK OF AMERICA, N.A. By: /s/ JUSTIN LIEN BARCLAYS BANK PLC By: /s/ GILL CLARKE
40

JPMORGAN CHASE BANK, N.A. By: /s/ KARL OLSEN THE ROYAL BANK OF SCOTLAND PLC By: /s/ MAXINE SANDERS BNP PARIBAS

By: /s/ STEVE DURANTI	/s/ ALASDAIR MACLEOD

INTESA SANPAOLO S.p.A.

By: /s/ MELINDA J. HARRIS	/s/ ANDREW HURST

CITIBANK, N.A. By: /s/ ROBERT MALLECK DEUTSCHE BANK AG LONDON BRANCH

By: /s/ RICHARD SEDLACEK	/s/ KAREN ARZUMANYAN

KfW

By: /s/ CLARE DOOLEY	/s/ S. POPPERMAIER

HSBC BANK PLC By: /s/ SIMON DEEFHOLTS LLOYDS TSB BANK PLC By: /s/ DAVID MOORE MIZUHO CORPORATE BANK, LTD. By: /s/ KEVIN ANDREWS
41

BANCA DI ROMA - LONDON BRANCH

By: /s/ VINCENT WRIGHT	/s/ PETER SCHARF

BANCA NAZIONALE DEL LAVORO SpA, NEW YORK BRANCH

By: /s/ ELISA GIULIANO-ZUCARO	/s/ ANTONIO LABRIOLA

MERRILL LYNCH BANK USA By: /s/ BUTCH ALDER SOCIETE GENERALE By: /s/ PATRICK MEAGHER SUNTRUST BANK By: /s/ WILLIAM C. BARR UBS LIMITED

By: /s/ ALAN GREENHOW	/s/ ANDREW SUDLOW

UNICREDITO ITALIANO - NEW YORK BRANCH

By: /s/ NICOLA LONGO DENTE	/s/ SAIYED A. ABBAS

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By: /s/ GARY POWELL	/s/ ANA ARXER

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ PEDRO CAYUELA	/s/ MARIA NARDINI

COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ SIEGFRIED HOFFMAN	/s/ CHRISTIAN RONGSTOCK
42

DnB NOR BANK ASA

By: /s/ SANJIV NAYAR	/s/ CATHLEEN BUCKLEY

NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937)

By: /s/   NATALIE AMBER CLIFFE

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH

By: /s/   YOSHIHIRO HYAKUTOME

US BANK, N.A.

By: /s/   PATRICK MCGRAW

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/   ALEX IDICHANDY

Tranche B

BANK OF AMERICA, N.A. By: /s/ JUSTIN LIEN BARCLAYS BANK PLC By: /s/ GILL CLARKE JPMORGAN CHASE BANK, N.A. By: /s/ KARL OLSEN
43

THE ROYAL BANK OF SCOTLAND PLC By: /s/ MAXINE SANDERS BNP PARIBAS

By: /s/ STEVE DURANTI	/s/ ALASDAIR MACLEOD

INTESA SANPAOLO S.p.A.

By: /s/ MELINDA J. HARRIS	/s/ ANDREW HURST

CITIBANK, N.A. - MILAN BRANCH By: /s/ ROBERT MALLECK DEUTSCHE BANK SpA

By: /s/ RICHARD SEDLACEK	/s/ KAREN ARZUMANYAN

HSBC BANK PLC By: /s/ SIMON DEEFHOLTS BANCA DI ROMA - LONDON BRANCH

By: /s/ VINCENT WRIGHT	/s/ PETER SCHARF

BANCA NAZIONALE DEL LAVORO SpA, NEW YORK BRANCH

By: /s/ ELISA GIULIANO-ZUCARO	/s/ ANTONIO LABRIOLA

SOCIETE GENERALE By: /s/ PATRICK MEAGHER UNICREDITO ITALIANO - NEW YORK BRANCH

By: /s/ NICOLA LONGO DENTE	/s/ SAIYED A. ABBAS
44

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ PEDRO CAYUELA	/s/ MARIA NARDINI

COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ SIEGFRIED HOFFMAN	/s/ CHRISTIAN RONGSTOCK

Tranche C

BANK OF AMERICA, N.A. By: /s/ JUSTIN LIEN BARCLAYS BANK PLC By: /s/ GILL CLARKE JPMORGAN CHASE BANK, N.A. By: /s/ KARL OLSEN THE ROYAL BANK OF SCOTLAND PLC By: /s/ MAXINE SANDERS BNP PARIBAS

By: /s/ STEVE DURANTI	/s/ ALASDAIR MACLEOD

INTESA SANPAOLO S.p.A.

By: /s/ MELINDA J. HARRIS	/s/ ANDREW HURST

CITIBANK, N.A. By: /s/ ROBERT MALLECK
45

DEUTSCHE BANK AG LONDON BRANCH

By: /s/ RICHARD SEDLACEK	/s/ KAREN ARZUMANYAN

KfW

By: /s/ CLARE DOOLEY	/s/ S. POPPERMAIER

HSBC BANK PLC By: /s/ SIMON DEEFHOLTS LLOYDS TSB BANK PLC By: /s/ DAVID MOORE MIZUHO CORPORATE BANK, LTD. By: /s/ KEVIN ANDREWS BANCA DI ROMA - LONDON BRANCH

By: /s/ VINCENT WRIGHT	/s/ PETER SCHARF

BANCA NAZIONALE DEL LAVORO SpA, NEW YORK BRANCH

By: /s/ ELISE GIULIANO-ZUCARO	/s/ ANTONIO LABRIOLA

MERRILL LYNCH BANK USA By: /s/ BUTCH ALDER SOCIETE GENERALE By: /s/ PATRICK MEAGHER SUNTRUST BANK By: /s/ WILLIAM C. BARR
46

UBS LIMITED

By: /s/ ALAN GREENHOW	/s/ ANDREW SUDLOW

UNICREDITO ITALIANO - NEW YORK BRANCH

By: /s/ NICOLA LONGO DENTE	/s/ SAIYED A. ABBAS

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED

By: /s/ GARY POWELL	/s/ ANA ARXER

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ PEDRO CAYUELA	/s/ MARIA NARDINI

COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ SIEGFRIED HOFFMAN	/s/ CHRISTIAN RONGSTOCK

DnB NOR BANK ASA

By: /s/ SANJIV NAYAR	/s/ CATHLEEN BUCKLEY

NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937)

By: /s/ NATALIE AMBER CLIFFE

SUMITOMO MITSUI BANKING CORPORATION, NEW YORK BRANCH

By: /s/ YOSHIHIRO HYAKUTOME

US BANK, N.A.

By: /s/ PATRICK MCGRAW

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ ALEX IDICHANDY
47

Tranche D

BANK OF AMERICA, N.A.

By: /s/   JUSTIN LIEN

BANC OF AMERICA SECURITIES LIMITED

By: /s/   KEITH THOMAS

BARCLAYS BANK PLC

By: /s/   GILL CLARKE

JPMORGAN EUROPE LIMITED

By: /s/   KARL OLSEN

THE ROYAL BANK OF SCOTLAND PLC

By: /s/   MAXINE SANDERS

BNP PARIBAS

By: /s/ STEVE DURANTI	/s/ ALASDAIR MACLEOD

INTESA SANPAOLO S.p.A.

By: /s/ MELINDA J.HARRIS	/s/ ANDREW HURST

CITIBANK, N.A. By: /s/ ROBERT MALLECK DEUTSCHE BANK AG LONDON BRANCH

By: /s/ RICHARD SEDLACEK	/s/ KAREN ARZUMANYAN

KfW

By: /s/ CLARE DOOLEY	/s/ S. POPPERMAIER
48

HSBC BANK PLC By: /s/ SIMON DEEFHOLTS LLOYDS TSB BANK PLC By: /s/ DAVID MOORE BANCA DI ROMA - LONDON BRANCH

By: /s/ VINCENT WRIGHT	/s/ PETER SCHARF

BANCA NAZIONALE DEL LAVORO SpA, NEW YORK BRANCH

By: /s/ ELISA GIULIANO-ZUCARO	/s/ ANTONIO LABRIOLA

SOCIETE GENERALE By: /s/ PATRICK MEAGHER BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ PEDRO CAYUELA	/s/ MARIA NARDINI

COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ SIEGFRIED HOFFMAN	/s/ CHRISTIAN RONGSTOCK

Swingline Lenders Swingline Tranche A BANK OF AMERICA, N.A. By: /s/ JUSTIN LIEN BARCLAYS BANK PLC By: /s/ GILL CLARKE
49

JPMORGAN CHASE BANK, N.A. By: /s/ KARL OLSEN THE ROYAL BANK OF SCOTLAND PLC By: /s/ MAXINE SANDERS BNP PARIBAS

By: /s/ STEVE DURANTI	/s/ ALASDAIR MACLEOD

INTESA SANPAOLO S.p.A.

By: /s/ MELINDA J. HARRIS	/s/ ANDREW HURST

CITIBANK, N.A. By: /s/ ROBERT MALLECK DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ RICHARD SEDLACEK	/s/ KAREN ARZUMANYAN

HSBC BANK PLC By: /s/ SIMON DEEFHOLTS LLOYDS TSB BANK PLC By: /s/ DAVID MOORE MIZUHO CORPORATE BANK, LTD. By: /s/ KEVIN ANDREWS BANCA DI ROMA - LONDON BRANCH

By: /s/ VINCENT WRIGHT	/s/ PETER SCHARF
50

SOCIETE GENERALE By: /s/ PATRICK MEAGHER UBS LOAN FINANCE LLC

By: /s/ ALAN GREENHOW	/s/ ANDREW SUDLOW

BANCO BILBAO VIZCAYA ARGENTARIA S.A. By: /s/ PEDRO CAYUELA MARIA NARDINI COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ SIEGFRIED HOFFMAN	/s/ CHRISTIAN RONGSTOCK

Swingline Tranche B

BANK OF AMERICA, N.A.

By: /s/   JUSTIN LIEN

BARCLAYS BANK PLC

By: /s/   GILL CLARKE

JPMORGAN CHASE BANK, N.A.

By: /s/   KARL OLSEN

THE ROYAL BANK OF SCOTLAND PLC

By: /s/   MAXINE SANDERS

BNP PARIBAS

By: /s/ STEVE DURANTI	/s/ ALASDAIR MACLEOD
51

INTESA SANPAOLO S.p.A.

By: /s/ MELINDA J. HARRIS	/s/ ANDREW HURST

CITIBANK, N.A. - MILAN BRANCH By: /s/ ROBERT MALLECK DEUTSCHE BANK SpA

By: /s/ RICHARD SEDLACEK	/s/ KAREN ARZUMANYAN

HSBC BANK PLC By: /s/ SIMON DEEFHOLTS

BANCA DI ROMA - LONDON BRANCH

By: /s/ VINCENT WRIGHT	/s/ PETER SCHARF

SOCIETE GENERALE By: /s/ PATRICK MEAGHER

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ PEDRO CAYUELA	/s/ MARIA NARDINI

COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ SIEGFRIED HOFFMAN	/s/ CHRISTIAN RONGSTOCK

Swingline Tranche C BANK OF AMERICA, N.A. By: /s/ JUSTIN LIEN
52

BARCLAYS BANK PLC By: /s/ GILL CLARKE JPMORGAN CHASE BANK, N.A. By: /s/ KARL OLSEN THE ROYAL BANK OF SCOTLAND PLC By: /s/ MAXINE SANDERS BNP PARIBAS

By: /s/ STEVE DURANTI	/s/ ALASDAIR MACLEOD

INTESA SANPAOLO S.p.A.

By: /s/ MELINDA J. HARRIS	/s/ ANDREW HURST

DEUTSCHE BANK AG LONDON BRANCH

By: /s/ RICHARD SEDLACEK	/s/ KAREN ARZUMANYAN

HSBC BANK PLC By: /s/ SIMON DEEFHOLTS LLOYDS TSB BANK PLC By: /s/ DAVID MOORE MIZUHO CORPORATE BANK, LTD. By: /s/ KEVIN ANDREWS BANCA DI ROMA - LONDON BRANCH

By: /s/ VINCENT WRIGHT	/s/ PETER SCHARF
53

SOCIETE GENERALE By: /s/ PATRICK MEAGHER UBS LIMITED

By: /s/ ALAN GREENHOW	/s/ ANDREW SUDLOW

BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ PEDRO CAYUELA	/s/ MARIA NARDINI

COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ SIEGFRIED HOFFMAN	/s/ CHRISTIAN RONGSTOCK

CITIBANK INTERNATIONAL PLC, MADRID BRANCH

By: /s/   JUAN CASAS CARDENAL

Swingline Tranche D

BANK OF AMERICA, N.A.

By: /s/   JUSTIN LIEN

BARCLAYS BANK PLC

By: /s/   GILL CLARKE

JPMORGAN EUROPE LIMITED

By: /s/   KARL OLSEN

THE ROYAL BANK OF SCOTLAND PLC

By: /s/   MAXINE SANDERS

BNP PARIBAS

By: /s/ STEVE DURANTI	/s/ ALASDAIR MACLEOD
54

INTESA SANPAOLO S.p.A.

By: /s/ MELINDA J. HARRIS	/s/ ANDREW HURST

DEUTSCHE BANK AG NEW YORK BRANCH

By: /s/ RICHARD SEDLACEK	/s/ KAREN ARZUMANYAN

HSBC BANK PLC By: /s/ SIMON DEEFHOLTS LLOYDS TSB BANK PLC By: /s/ DAVID MOORE BANCA DI ROMA - LONDON BRANCH

By: /s/ VINCENT WRIGHT	/s/ PETER SCHARF

SOCIETE GENERALE By: /s/ PATRICK MEAGHER BANCO BILBAO VIZCAYA ARGENTARIA S.A.

By: /s/ PEDRO CAYUELA	/s/ MARIA NARDINI

COMMERZBANK AKTIENGESELLSCHAFT

By: /s/ SIEGFRIED HOFFMAN	/s/ CHRISTIAN RONGSTOCK

CITIBANK INTERNATIONAL PLC, MADRID BRANCH By: /s/ JUAN CASAS CARDENAL
55

Facilities Agent

THE ROYAL BANK OF SCOTLAND PLC

By: /s/   PAUL FLETCHER

Original Fronting Banks

BANK OF AMERICA, N.A.

By: /s/   JUSTIN LIEN

THE ROYAL BANK OF SCOTLAND PLC

By: /s/   MAXINE SANDERS

INTESA SANPAOLO S.p.A.

By: /s/ MELINDA J. HARRIS	/s/ ANDREW HURST
56